SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2006

Intellect Neurosciences, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-128226	20-2777006
(Commission File Number)	(I.R.S. Employer Identification No.)

7 West 18th Street, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 448-9300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Exchange of Series B Convertible Preferred Stock.

Background. Intellect Neurosciences, Inc. (OTCBB: ILNS.OB) (the “Company”) entered into an agreement and plan of merger on January 25, 2007 (the “Merger”) pursuant to which the Company’s wholly owned subsidiary was merged with and into Intellect Neurosciences, Inc., a privately held Delaware company (“Intellect”). Certain stockholders of the Company (each a “Holder” and collectively, the “Holders”) owned, prior to the Merger, an aggregate of 4,593,091 shares of Series B Convertible Preferred Stock of Intellect (“Intellect Preferred Stock”). Pursuant to the Certificate of Incorporation of Intellect, as in effect prior to the Merger, such Intellect Preferred Stock had certain anti-dilution and other rights and privileges. As a result of the Merger, each share of Intellect Preferred Stock issued and outstanding prior to the Merger was converted into one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Pursuant to discussions with the Holders at the time of the Merger, the Company agreed to exchange in the future the Common Stock received by the Holders in the Merger for shares of a new series of preferred stock of the Company, designated as Series B Convertible Preferred Stock of the Company, $0.001 par value per share (“New Series B Preferred”). In order to provide such Holders with the same designations, preferences, special rights and qualifications, limitations or restrictions with respect to the Company’s capital stock that the Holders of Intellect Preferred Stock previously had in relation to Intellect’s capital stock, based on the capitalization of the Company, the Company exchanged each share of Holder Common Stock issued to the Holder pursuant to the Merger for the right to receive one-tenth (1/10) of a share of the New Series B Preferred. This transaction is referred to herein as the “Exchange.”

The Exchange. On or about July 11, 2007, pursuant to separate exchange agreements with the Holders (the “Exchange Agreements”), the Company completed the Exchange whereby 4,593,091 shares of Common Stock were exchanged for 459,309 shares of New Series B Preferred in an exchange offering pursuant to Section 3(a)(9) under the Securities Act of 1933, as amended (the “Securities Act”). Immediately prior to the Exchange, (i) the Company filed the Certificate of Designation of the New Series B Preferred and (ii) each Holder was a holder of Common Stock of the Company and no commission or other remuneration was paid or given directly or indirectly for soliciting the Exchange. Upon the consummation of the Exchange and the execution and delivery of the Exchange Agreements, each Holder received approximately 1 share of New Series B Preferred in exchange for 10 shares of Common Stock.

The Exchange Agreements provide certain registration rights with respect to the shares of Common Stock held by or purchasable by the Holder as a result of the Holder’s ownership of New Series B Preferred stock (the “Registrable Securities”). If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Common Stock, the Holder may require the Company to include such Holder’s Registrable Securities in the registration statement proposed to be filed by the Company. In addition, Holders holding at least 50% of all Registrable Securities may, on any one occasion beginning 180 days after the date of the Exchange Agreements, demand that the Registrable Securities be registered under the Securities Act for sale to the public.

The foregoing description of the Exchange and the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Exchange Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Series B Convertible Preferred Stock. The New Series B Preferred stock has the rights and preferences set forth in a Certificate of Designation substantially in the form attached hereto as Exhibit 3.8 (the “Certificate of Designation”).

Each share of New Series B Preferred stock will be initially:

 • convertible into shares of the Company’s Common Stock as determined by dividing the stated value per share (currently $17.50) by the applicable conversion price per share (currently $1.75) (subject to adjustment in the event of any subdivision, combination of shares, stock dividend, stock split, recapitalization, reclassification, reorganization, merger or other combination). Initially, each share of New Series B Preferred is convertible into 10 shares of Common Stock. If the Company issues any shares of its capital stock, other than (i) the issuance or sale of options to purchase shares of Common Stock pursuant to a stock option or equity incentive plan approved by the Board of Directors of the Company, or the issuance or sale of any shares of Common Stock upon the exercise of any such options, (ii) shares of Common Stock issued upon conversion of shares of any of the New Series B Preferred, (iii) securities issued in connection with any underwritten primary public offering of the Company’s securities pursuant to a registration statement declared effective by the Securities and Exchange Commission, (iv) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of July 10, 2007 (as adjusted for recapitalizations, stock splits and the like), (v) the issuance of securities as consideration for a bona fide business acquisition of or by the Company whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, which involves a third party which is not affiliated with the Company or its current stockholders or in a strategic alliance or as equity kickers in lease and financing transactions, the primary purpose of which is not to raise equity capital; (vi) in the case of (i), (ii), (iii), (iv) and (v) any additional shares of Common Stock as may be issued by virtue of anti-dilution provisions, if any, applicable to such options or securities; or (vii) any additional shares of Common Stock as may be issued by virtue of the adjustment provisions applicable to the New Series B Preferred, the conversion price of the New Series B Preferred shall be lowered to a price equal to the securities issued.

 • entitled to vote on all matters submitted to a vote of the holders of the Company’s Common Stock, together with the holders of the Common Stock, on an as-converted basis. Without the written consent or affirmative vote of the Holders of at least a majority of the then outstanding shares of New Series B Preferred, the Company may not authorize or issue any shares of capital stock which would be senior or superior to or rank on parity with the New Series B Preferred as to liquidation preferences, or create any obligation or security convertible into or exercisable or exchangeable for, or having rights to purchase, any such capital stock.

• entitled to dividends at a rate per annum of 6% of the stated value per share. The dividends are cumulative and accrue as of the date the shares of New Series B Preferred Stock were issued, which date, in the case of each Holder, is deemed to be the date upon which such Holder was issued its previously owned shares of Intellect Preferred Stock.

• upon the occurrence of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or in the event of the Company’s insolvency, each Holder is entitled to a liquidation preference equal to the aggregate stated value of all New Series B Preferred shares held by such Holder. If any sale or transfer of all or substantially all of the assets of the Company in a transaction or series of transactions (“Asset Sale”) is proposed to occur, the Company is obligated to given written notice to Holders of New Series B Preferred, who shall be entitled to elect that the Asset Sale be deemed a liquidation, dissolution and winding up of the Company and to demand payment of the liquidation preference with respect to such Holder’s shares upon the consummation of the Asset Sale.

• upon the occurrence of (i) the institution against the Company of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within thirty (30) days of filing or (ii) the institution by the Company of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally or the making by the Company of a composition or an assignment or trust mortgage for the benefit of auditors, the Holders may elect to have all or any portion of the then-outstanding New Series B Preferred redeemed by the Company. Upon the redemption election, the Company will pay the Holders a redemption payment equal to the aggregate stated value of the New Series B Preferred shares which are to be redeemed.

The foregoing description of the New Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to Item 5.03 and to Exhibit 3.8 which is attached to this Current Report on Form 8-K and incorporated herein by reference.

Beta-Amyloid Specific, Humanized Monoclonal Antibody Purchase and Sale Agreement

Under the terms of a Beta-Amyloid Specific, Humanized Monoclonal Antibody Purchase and Sale Agreement (the “IBL Agreement”) effective as of December 26, 2006 by and between the Company and Immuno-Biological Laboratories Co., Ltd. (“IBL”), the Company acquired a humanized monoclonal antibody, referred to as 82E1, all cells or cell lines that secrete such antibody, the cDNA sequence of the antibody, the cDNA sequence of the murine hybridoma antibody from which the 82E1 humanized antibody is derived, and the IBL patents or applications relating to this antibody as well as a humanized monoclonal antibody referred to as 1A10, the cDNA sequence of the antibody from which the 1A10 murine antibody is derived and the IBL patents or applications relating to this antibody. In consideration for the purchase, the Company agreed to pay IBL a total of $2,125,000 upon the achievement of certain milestones plus a specified royalty based on sales of any pharmaceutical product derived from the 82E1or 1A10 antibodies. Intellect is the holder of certain patents in Japan and other countries related to beta-amyloid specific antibodies and methods of treatment for Alzheimer’s disease. Under the terms of the IBL Agreement, the Company also granted to IBL a worldwide, exclusive, paid-up license under certain Intellect patents and applications pending in Japan, to make, use and sell certain beta-amyloid specific murine monoclonal antibodies solely for diagnostic and/or laboratory research purposes. The IBL Agreement expires upon the last to expire of the relevant Intellect patents, unless earlier terminated as the result of a material breach by or certain bankruptcy related events of either party to the Agreement.

Grant of Stock Options under the Company’s 2006 Equity Incentive Plan

On September 8, 2006, the Company’s Board of Directors approved the grant of certain stock options to the members of the Company’s Board of Directors. In connection therewith, Mr. Eliezer Sandberg, a director of the Company, was granted 100,000 options (the “Original Options”) under the Company’s 2005 Employee, Director and Consultant Stock Option Plan (the “2005 Plan”). The grant was effective as of September 8, 2006 with a strike price of $0.65, the fair market value of stock on that date as determined by the Board. The Original Options vested over a two year period and were exercisable through September 8, 2016.

Mr. Sandberg is a resident of the State of Israel. Under Israeli tax law, profit from the sale of stock obtained through the exercise of stock options granted under a stock option plan is treated as ordinary income, which carries a substantially higher tax rate than does capital gain, unless the plan is approved by the Israeli Tax Authority (“ITA”) for capital gain treatment under Section 102 of the Israeli Tax Law. As a resident of the State of Israel, Mr. Sandberg would be subjected to unfavorable tax treatment upon the sale of shares obtained through the exercise of his options that were granted under the 2005 Plan because the Company failed to obtain such a ruling for the 2005 Plan; however, the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) is qualified for such preferential treatment by ruling of the ITA. Consequently, the Company determined it to be advisable to offer to cancel Mr. Sandberg’s Original Options under the 2005 Plan in exchange for comparable stock options issued under the 2006 Plan to ensure that Mr. Sandberg is able to realize the full benefit of his options. The Board of Directors of the Company, at the recommendation of the Compensation Committee, approved this cancellation and exchange of Mr. Sandberg’s Original Options.

Accordingly, the Board of Directors conditionally approved the grant of 100,000 options (the “Replacement Options”) at an exercise price of $0.65 per share to Mr. Sandberg under the Company’s 2006 Plan, as amended (as described below). The effectiveness of the grant was conditioned upon the cancellation of the Original Options. Under the terms of the new grant, 58,334 options vested immediately, and the remaining 41,666 options vest monthly for the following 10 months, which vesting matched the vesting terms of the Original Options. The options are exercisable until June 26, 2017. Mr. Sandberg and the Company executed a cancellation agreement with respect to the Original Options whereby the Original Options were cancelled effective July 26, 2007.

The foregoing description of the Original Options and Replacement Options does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Director Stock Option Agreement under the 2005 Plan, Form of Notice of Stock Option Award under the 2006 Equity Incentive Plan, 2005 Employee, Director and Consultant Stock Option Plan and the 2006 Equity Incentive Plan which are attached as Exhibits 4.1, 4.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Limited Amendment of the Company’s 2006 Equity Incentive Plan

Under the terms of the 2006 Plan, the Board is authorized to administer the 2006 Plan and grant awards pursuant to the 2006 Plan in its sole discretion. The original exercise price of Mr. Sandberg’s options was $0.65 per share, the value which the Board determined to be the fair market value of a share of the Company’s Common Stock on the date of grant of the Original Options. The 2006 Plan provides that the per share exercise price of any option granted under the 2006 Plan be no less than the then-applicable fair market value of the shares of the Company’s Common Stock, which exceeded $0.65 on the date of grant of the Replacement Options. Accordingly, effective June 26, 2007, the Board approved an amendment of the 2006 Plan for the sole express purpose of amending the 2006 Plan to allow the Replacement Options granted to Mr. Sandberg under the 2006 Plan to have an exercise price of $0.65. The Amendment amends Section 4(d) of the 2006 Plan to specifically allow for the issuance of 100,000 options to Mr. Eliezer Sandberg at an exercise price of $0.65. The effectiveness of the Amendment was conditioned upon the cancellation of the Original Options granted to Mr. Sandberg.

The foregoing description of the Amendment is qualified in its entirety by the text of Amendment No. 1 to the 2006 Equity Incentive Plan and by the 2006 Equity Plan which are attached as Exhibit 10.5 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Indemnification Agreement by and between the Company and Dr. Daniel Chain

On July 10, 2007, Dr. Daniel Chain, Chairman of the Board and Chief Executive Officer of the Company, entered into an indemnification agreement with the Company. The indemnification agreement is a standard agreement that the Company enters into with directors who do not otherwise have contractual indemnification protection provided by the Company. All other directors had previously entered into comparable indemnification agreements.

The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated by reference herein.

Modification of Certain Convertible Promissory Notes and Warrants

The Company has outstanding obligations pursuant to certain convertible promissory notes, which notes were assumed by the Company in connection with the Merger or issued by the Company for the purpose of capital raising (the “Notes”). Certain of the Notes matured upon the earlier of December 20, 2006 or the closing of an equity financing of the Company (the “Next Financing”) with a third party or parties with gross proceeds to the Company of not less than $5,000,000. Certain other Notes matured upon the earlier of 6 months from the date of issuance, the closing of the Next Financing or the closing of a licensing transaction with a collaborative partner resulting in an upfront payment to the Company of not less than $4,000,000.

As of March 31, 2007, the last day of the period covered by our last quarterly report filed on Form 10Q-SB, payment on five Notes with an aggregate principal amount of $125,000 and a maturity date of December 20, 2006 was past due. The Company subsequently repaid four of the five Notes, having an aggregate principal amount of $100,000, as follows: on May 25, 2007, a Note with an aggregate face amount of $25,000 and accrued interest of $3,465 was repaid; on May 30, 2007, a Note with an aggregate face amount of $25,000 and accrued interest of $3,465 was repaid; on June 8, 2007, a Note with an aggregate face amount of $25,000 and accrued interest of $3,562 was repaid; and on July 8, 2007, a Note with an aggregate face amount of $25,000 and accrued interest of $3,806 was repaid.

Effective as of July 13, 2007, the Company and the holder of the fifth Note described above with a principal amount of $25,000 entered into an agreement to extend the maturity of the Note to the earlier of September 30, 2007, the closing of an equity financing of the Company with a third party or parties with net proceeds to the Company of not less than $500,000 or the closing of a licensing transaction with a collaborative partner which results in an upfront payment to the Company of not less than $500,000. The holder specifically waived any event of default that has occurred at any time with respect to the Note. In consideration, the Company agreed to issue to the holder, as of July 13, 2007, 11,552 shares of Common Stock. The Company also agreed to provide an opinion to the holder, at the Company’s expense, allowing the holder to sell its Common Stock under Rule 144 after the applicable holding period and compliance with other provisions of that rule.

As of June 13, 2007, payment on three Notes with an aggregate principal amount of $30,000 was past due. Effective as of July 9, 2007, each of the holders of these Notes elected to convert their Notes into Common Stock pursuant to the terms of the Notes. Each holder received 6,080 shares of Common Stock as a result of the conversion of such holder’s Note. In addition, the Company issued to each holder a warrant to purchase 2,943 shares of Company common stock at an exercise price of $1.75 per share and extended the term of an existing warrant, granted to such holder contemporaneously to and in connection with the original issuance of the holder’s Note, to purchase 2,857 shares of Common Stock by seven months. Each holder specifically waived any event of default that has occurred at any time with respect to such holder’s Note.

As of June 14, 2007, payment on a ninth Note with a principal amount of $250,000 was past due. Effective as of July 13, 2007, the holder of this Note and the Company entered into an agreement to extend the maturity of the Note to the earlier of September 30, 2007, the closing of an equity or debt financing of the Company with a third party or parties with net proceeds to the Company of not less than $750,000 or the closing of a licensing transaction with a collaborative partner which results in an upfront payment to the Company of not less than $750,000. The holder specifically waived any event of default that has occurred at any time with respect to the Note and agreed to do so without any additional consideration.

As of June 23, 2007, payment on a tenth Note with a principal amount of $500,000 was past due. Effective as of July 13, 2007, the holder of this Note and the Company entered into an agreement to extend the maturity of the Note to the earlier of September 30, 2007, the closing of an equity or debt financing of the Company with a third party or parties with net proceeds to the Company of not less than $500,000 or the closing of a licensing transaction with a collaborative partner which results in an upfront payment to the Company of not less than $500,000. The holder specifically waived any event of default that has occurred at any time with respect to the Note and also agreed to certain modifications to the anti-dilution provisions of a warrant to purchase 285,714 shares of Company Common Stock granted to such holder contemporaneously to and in connection with the original issuance of the Note (the “Warrant”). In consideration, the Company agreed to issue to this holder as of July 13, 2007, 200,000 shares of Common Stock. The Company also agreed to provide an opinion to the holder, at the Company’s expense, allowing the holder to sell its Common Stock under Rule 144 after the applicable holding period and compliance with other provisions of that rule.

As amended, the Warrant provides that while any portion of the Warrant remains outstanding, if the Company issues shares of Common Stock (or rights, warrants, or other securities convertible into or exchangeable for shares of Common Stock), other than shares issued in connection with certain adjustments and certain excluded shares, at a price per share (or having an exercise, conversion, or exchange price per share) less than the exercise price in effect as of the date of issuance of such shares (i) until the completion by the Company of its next round of financing, the exercise price shall be reduced to the issuance, conversion, exchange or exercise price, as applicable, of any such securities so issued and (ii) thereafter to a price determined by dividing (a) an amount equal to the sum of (A) the number of shares of Common Stock outstanding and shares of Common Stock issuable upon conversion or exchange of securities of the Company outstanding immediately prior to such issue or sale multiplied by the then existing exercise price and (B) the consideration, if any, received by the Company upon such issue or sale by (b) the total number of shares of Common Stock outstanding and shares of Common Stock issuable upon conversion or exchange of securities of the Company outstanding immediately after such issue or sale. Additionally, this dilution protection will continue until the cumulative gross proceeds of such next financing(s) reach at least $10,000,000.

Item 1.02 Termination of a Material Definitive Agreement.

As described in Item 1.01, for the sole express purpose of allowing Mr. Eliezer Sandberg, a director of the Company, to obtain beneficial Israeli tax treatment upon the sale of Common Stock obtained through the exercise of the stock options granted to him as compensation for his service as a director of the Company, the Company determined it to be advisable to cancel 100,000 Original Options granted to Mr. Sandberg under the 2005 Plan and exchange such Original Options for 100,000 Replacement Options to be issued under the 2006 Plan. The foregoing description of the cancellation of the stock options granted to Mr. Sandberg under the 2005 Plan does not purport to be complete and is qualified in its entirety by reference to Item 1.01 which is incorporated by reference herein.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation of an Obligation under an Off-Balance Sheet Arrangement.

As described in Item 1.01, prior to converting certain Notes to Common Stock and obtaining the extension of the maturity dates of certain other Notes, the Company had defaulted on ten convertible promissory notes due to the fact that the Notes had passed their respective maturity dates but the Company had not paid the amounts due on maturity. Due to the conversion of certain of the Notes to Common Stock and the extension of the maturity dates of certain other Notes, the Company no longer is in default on those instruments. The foregoing description of the Notes in default does not purport to be complete and is qualified in its entirety by reference to Item 1.01 which is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

Series B Convertible Preferred Stock. As described above, the Company granted an aggregate of 459,309 shares of New Series B Preferred stock to the Holders. The date of grant, title, description, amount granted, nature of the grant, nature and aggregate amount of consideration received by the Company and terms of conversion of the New Series B Preferred stock are described under Items 1.01, 3.03 and 5.03 which are incorporated by reference herein.

The New Series B Preferred stock was not registered under the Securities Act of 1933, as amended (“Securities Act”). The shares of New Series B Preferred offered and issued to the Purchasers were exempt from the registration requirements of Section 5 of the Securities Act pursuant to Section 3(a)(9) of the Securities Act. The foregoing description of the New Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to Items 1.01 and 5.03 and to Exhibit 3.8 which are incorporated by reference herein.

Stock Options. As described in Item 1.01, the Company granted 100,000 stock options for the purchase of the Common Stock of the Company to Eliezer Sandberg, a director of the Company. The options were issued under the Company’s 2006 Plan and pursuant to Section 4(2) of the Securities Act of 1933, as amended. The foregoing description of the Replacement Options does not purport to be complete and is qualified in its entirety by reference to Item 1.01 and to Exhibits 4.2, 10.4 and 10.5 which are incorporated by reference herein.

Common Stock. As described in Item 1.01, the Company granted 11,522 shares of Common Stock to Anthony Polak, the holder of a Note issued by the Company in the principal amount of $25,000 and in default, in exchange for an extension of the maturity date of the Note held by Mr. Polak. Also, the holders of three other Notes in default elected to convert the outstanding principal and accrued interest owed on each Note into Common Stock of the Company, pursuant to the terms of such Notes, and accordingly, the Company issued an aggregate of 18,240 shares of Common Stock to such holders. Also, the Company agreed to issue 200,000 shares of Common Stock to Mr. Michael Brauser, the holder of a Note issued by the Company in the principal amount of $500,000 and in default, in exchange for an extension of the maturity date of the Note and certain modifications to the anti-dilution provisions of the Warrant held by Mr. Brauser. In the case of the shares issued to Mr. Polak, the shares were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. In each other case, the Company anticipates that the shares, when issued, will be issued pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Warrants to Purchase Common Stock. As described in Item 1.01, the Company issued to the holders of three Notes with an aggregate face amount of $30,000 in default warrants to purchase 8,829 shares of Common Stock at an exercise price of $1.75 per share and extended the term of three existing warrants held by such holders to purchase an aggregate of 8,571 shares of Common Stock by seven months. The warrants were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modifications to Rights of Security Holders

As discussed below in Item 5.03, the Company has designated 459,309 shares of preferred stock authorized as New Series B Preferred under the Certificate of Designation and granted all such shares of New Series B Preferred to certain Holders, as described in Item 1.01 above. As more specifically described in Item 1.01, the designation and issuance of the New Series B Preferred materially affects the rights and powers of the holders of the Company’s Common Stock by virtue of the convertibility, voting privileges, annual dividend and per-share liquidation preference associated with the New Series B Preferred. The Certificate of Designation of the New Series B Preferred is attached hereto as Exhibit 3.8 and is incorporated herein by reference. The foregoing description of the rights of the Company’s Common Stock holders does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.8 and to the Company’s Certificate of Incorporation.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described above in Item 1.01, the Company designated 459,309 shares of preferred stock as New Series B Preferred pursuant to the authority granted to the Board of Directors by the Certificate of Incorporation of the Company. In connection with the issuance of the New Series B Preferred, the Company filed a Certificate of Designation with the Secretary of State of the State of Delaware on July 10, 2007 attached hereto as Exhibit 3.8. Upon filing, the Certificate became a part of the Company’s Certificate of Incorporation, as amended. The Certificate sets forth the voting powers, designation, preferences, limitations, restrictions and relative rights of the New Series B Preferred Stock. The rights of the holders of the New Series B Preferred Stock are described under Item 1.01 above. The foregoing description of the Certificate does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.8 which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit	Description

3.8	Certificate of Designation of Series B Convertible Preferred Stock of the Company

4.1
Form of Director Stock Option Agreement under the Company’s 2005 Employee, Director and Consultant Stock Option Plan, incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 31, 2006 (File No. 333-128226)

4.2
Form of Notice of Stock Option Award under the Company’s 2006 Equity Incentive Plan, incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 31, 2006 (File No. 333-128226)

10.1	Form of Exchange Agreement by and between the Company and certain holders of common stock of the Company

10.3
2005 Employee, Director and Consultant Stock Option Plan, incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 31, 2006 (File No. 333-128226)

10.4
2006 Equity Incentive Plan, incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 31, 2006 (File No. 333-128226)

10.5	Amendment No. 1 to the 2006 Equity Incentive Plan

10.6
Form of Indemnification Agreement by and between the Company and Daniel Chain, incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 31, 2006 (File No. 333-128226)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 16, 2007	INTELLECT NEUROSCIENCES, INC.

By: /s/ Elliot Maza
Name: Elliot Maza
Title: President and CFO